Exhibit 10.1
Execution

Voting Agreement
This Voting Agreement (this “Agreement”) is entered into as of ___, 2020 by and between MedAvail, Inc., a Delaware corporation (the “Company”) and the undersigned stockholders (each, solely as to himself, herself or itself, “Stockholder”) of the Company. Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below). If the terms of this Agreement conflict in any way with the provisions of the Merger Agreement, then the provisions of the Merger Agreement shall control.
Recitals
A.Whereas, the execution and delivery of this Agreement by Stockholder is a material inducement to the willingness of Company, Parent and Merger Sub (as defined below) to enter into that certain Agreement and Plan of Merger and Reorganization, dated as of ___, 2020 (the “Merger Agreement”), by and among MYOS RENS Technology, Inc., a Nevada corporation (“Parent”), Matrix Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which Merger Sub will merge with and into the Company with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Merger”).
B.Whereas, Stockholder understands and acknowledges that the Company, Merger Sub and Parent are entitled to rely on (i) the truth and accuracy of Stockholder’s representations contained herein and (ii) Stockholder’s performance of the obligations set forth herein.
Now, Therefore, in consideration of the promises and the covenants and agreements set forth in the Merger Agreement and in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Agreement
1.Restrictions on Shares.
(a)Stockholder shall not, directly or indirectly, transfer (except as may be specifically required by court order or by operation of law), sell, exchange, pledge or otherwise dispose of or encumber any of the Shares (as such term is defined in Section 3 herein), or enter into any agreement or other arrangement relating thereto, at any time prior to the Expiration Time (as defined below); provided, however, that Stockholder may (i) if Stockholder is a partnership, limited liability company or corporation, (A) distribute any of the Shares to its partners, members or equity holders (as applicable), or (B) transfer the Shares to its Affiliates, (ii) if Stockholder is an individual, transfer any of the Shares to any member of Stockholder’s immediate family or a family partnership or family limited liability company, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family for estate planning purposes, (iii) transfer any of the Shares upon the death or dissolution of Stockholder, and (iv) as otherwise consented to in writing by the Company; provided, further, that any such transfer shall be permitted only if, as a condition to the effectiveness of such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement. As used herein, the term “Expiration Time” shall mean the earliest occurrence of (A) the Effective Time, (B) the date and time of the valid termination of the Merger Agreement in accordance with its terms, (C) upon any Company Change in Recommendation and (D) such date and time as may be designated by the Company in a written notice to Stockholder.
(b)Except pursuant to the terms of this Agreement, Stockholder shall not directly or indirectly, grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the

(c)Shares into a voting trust, or enter into a voting agreement or similar arrangement or commitment with respect to any of the Shares.
(d)Except as otherwise provided herein, Stockholder shall not, in his, her or its capacity as a stockholder of the Company, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect in any material respect or that would have the effect of impairing in any material respect the ability of Stockholder to perform his, her or its obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby.
(e)Any shares of Company Capital Stock or other securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the date of this Agreement and prior to the Expiration Time, including by reason of any stock split, stock dividend, reclassification, recapitalization or other similar transaction or pursuant to the exercise of options or warrants to purchase such shares or the conversion of any debt (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised a portion of the Shares and shall be deemed to be included in the Shares for the purposes hereof.
2.Agreement to Vote Shares.
(a)Prior to the Expiration Time, at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of the Company with respect to any of the following matters, Stockholder shall participate and vote the Shares (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and the other Transactions, and any other matter that is reasonably necessary to facilitate the consummation of the Merger and the other Transactions, including waiving the treatment of the Merger as a “Deemed Liquidation Event” pursuant to the Company’s Amended and Restated Certificate of Incorporation and consenting to the treatment of Company Capital Stock set forth in the Merger Agreement, (ii) against any Adverse Proposal (as defined below) and (iii) against any other matter that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the Transactions in any material respect; provided that nothing in this Agreement shall preclude Stockholder from exercising full power and authority to vote the Shares and any New Shares in Stockholder’s sole discretion for or against any proposal submitted to a vote of the stockholders of the Company (1) that decreases the amount or changes the form of the Merger Consideration payable to Stockholder other than as provided in the Merger Agreement or (2) that imposes any material restrictions or additional conditions on the consummation of the Merger or the payment of the Merger Consideration to Stockholder. For purposes of this Agreement, “Adverse Proposal” means (A) any Acquisition Proposal, (B) any change in a majority of the board of directors of the Company, other than to the extent resulting from the election of replacement directors with respect to directors who resigned from (or otherwise no longer serve on) such board, (C) any amendment to the Company’s certificate of incorporation or bylaws that is not requested or expressly approved by the board of directors of the Company, (D) any action or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company or any of its Subsidiaries or Affiliates under the Merger Agreement or that would reasonably be expected to result in any of the conditions to the Company’s or any of its Subsidiaries’ or Affiliates’ obligations under the Merger Agreement not being fulfilled or (E) any other matter that would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other Transactions. Any such vote shall be cast (and each consent shall be given) by Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.
(b)Concurrently with the execution and delivery of this Agreement, Stockholder shall (and shall cause the record holder of the Shares to) deliver to the Company a duly executed proxy in the form attached hereto as Exhibit A (the “Proxy”), which proxy shall become effective solely in the event of any failure by Stockholder to act in accordance with its obligations as to voting or executing a written consent in accordance with the requirements of Section 2(a). Such Proxy is coupled with an interest sufficient in law to support an irrevocable proxy, and, until the Expiration Time, shall be irrevocable to the fullest extent permitted by law, with respect to each and every meeting of the stockholders of the Company or action or approval by written resolution or consent of the stockholders of the Company with respect to the matters contemplated by Section 2(a) covering all of the Shares (including the New Shares) in respect of which Stockholder is entitled to vote at any such meeting or in connection with any such written consent. Upon the execution of this Agreement by Stockholder, (i) Stockholder hereby revokes any and all prior proxies (other than the Proxy) given by Stockholder with respect to the subject matter contemplated by the Proxy and (ii) Stockholder shall not grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any Person to vote or give instructions with respect to the Shares and New Shares in any manner inconsistent with the terms of the Proxy, from and after the date hereof and prior to the Expiration Time. Any vote, written consent or other action executed or taken by the holder(s) of the Proxy in accordance with the terms thereof, shall prevail and supersede any vote, written consent or other action executed or taken by Stockholder to the contrary.
3.Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to the Company as follows:
(a)As of the date hereof, Stockholder is the beneficial or record owner of, or exercises voting power over, that number of shares of Company Capital Stock, Company Options, Company Convertible Notes, or Company Warrants set forth on the signature page hereto (all such shares owned beneficially or of record by Stockholder, or over which Stockholder exercises voting power, on the date hereof, collectively, the “Shares”). The Shares constitute Stockholder’s entire interest in the outstanding shares of the capital stock of the Company and Stockholder is not the beneficial or record holder of, and does not exercise voting power over, any other outstanding shares of capital stock of the Company other than any non-voting interest in outstanding Company Options, Company Convertible Notes, or Company Warrants or other similar non-voting rights to acquire shares of capital stock of the Company. Stockholder has sole right to vote and execute stockholder written consents and sole power of disposition and sole power to agree and to issue instructions with respect to all Shares and the other matters contemplated herein, with no restrictions on Stockholder’s right and powers of voting or disposition pertaining thereto and no person not a signatory to this Agreement has a beneficial interest in or a right to acquire or vote any of the Shares (other than, if Stockholder is a partnership or a limited liability company, the rights and interest of persons and entities that own partnership interests or units in Stockholder under the partnership agreement or operating agreement governing Stockholder and applicable partnership or limited liability company law, or if Stockholder is a married individual and resides in a state with community property laws, the community property interest of his or her spouse to the extent applicable under such community property laws, which spouse hereby consents to this Agreement by executing the spousal consent attached hereto). The Shares are and will be at all times up until the Expiration Time free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on Stockholder’s voting rights, charges and other encumbrances of any nature (other than any encumbrances created by this Agreement or the Merger Agreement or arising under applicable federal and state securities laws) that could adversely affect the Merger, the Merger Agreement, or the exercise or fulfillment of the rights and obligations of the Company, Parent, Merger Sub or Stockholder under this Agreement or the Merger Agreement. Stockholder’s principal residence or place of business is set forth on the signature page hereto.

(b)If Stockholder is a corporation, limited partnership or limited liability company, Stockholder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted.
(c)Stockholder has all requisite power, capacity and authority to enter into this Agreement and to perform its obligations under this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder (or its board of directors or similar governing body, as applicable), and no other actions or proceedings on the part of Stockholder are necessary to authorize the execution and delivery by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity.
(d)The execution and delivery of this Agreement does not, and the performance by Stockholder of its agreements and obligations hereunder will not, conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or require notice to or the consent of any person under, any provisions of the organizational documents of Stockholder (if applicable), or any agreement, commitment, law, rule, regulation, judgment, order or decree to which Stockholder is a party or by which Stockholder is, or any of its assets are, bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or delay consummation of the Merger and the Transactions and the transactions contemplated by this Agreement or otherwise prevent or materially delay Stockholder from performing his, her or its obligations under this Agreement.
(e)Stockholder acknowledges that Stockholder has received a copy of the Merger Agreement and familiarized itself with the terms and conditions contained therein, including provisions relating to the payment and allocation of the consideration to be paid to the securityholders of the Company.
(f)No broker, investment banker, financial advisor or other person (including Stockholder) is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission that is payable by the Company, Parent or any of their respective affiliates in connection with the Merger Agreement and the transactions contemplated thereby based upon arrangements made by or on behalf of Stockholder in its capacity as such, other than as disclosed in the Company Disclosure Schedule or Parent Disclosure Schedule, as applicable.
(g)Stockholder has had an opportunity to review with his, her or its own tax advisors the tax consequences of the Merger and the Transactions. Stockholder understands that he, she or it must rely solely on his, her or its advisors and not on any statements or representations made by Parent, the Company or any of their agents or representatives. Stockholder understands that such Stockholder (and not Parent, the Company or the Surviving Corporation) shall be responsible for such Stockholder’s tax liability that may arise as a result of the Merger or the Transactions.
4.Confidentiality. Stockholder shall hold any non-public information regarding this Agreement, the Merger Agreement and the Transactions in strict confidence and shall not divulge any such information to any third person until Parent or the Company has publicly disclosed the Merger; provided, however, that Stockholder may disclose such information (i) to his, her or its attorneys, accountants, consultants, trustees, beneficiaries and other professionals to the extent necessary to obtain their services in connection with monitoring Stockholder’s interests in the Company and Stockholder’s rights under the

Merger Agreement or other agreements entered into in connection with the Merger, including his, her or its rights to receive proceeds from the Merger (provided such advisors are subject to substantially similar confidentiality provisions as Stockholder), (ii) to any Affiliate, partner, member, Stockholder, parent or subsidiary of Stockholder in the ordinary course of his, her or its business, and (iii) as required by applicable Legal Requirements. Neither Stockholder, in his, her or its capacity as such, nor any of his, her or its Affiliates (other than the Company, whose actions shall be governed by the Merger Agreement) in their capacities as such, shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger, the Merger Agreement or the other Transactions without the prior written consent of the Company, except as may be required by applicable law in which circumstance such announcing party shall make reasonable efforts to consult with the Company to the extent practicable.
5.Dissenters’ Rights. The Stockholder shall not exercise any rights that the Stockholder may have (including, without limitation, under Section 262 of the DGCL) to demand appraisal of any Shares that may arise with respect to the Merger or to dissent from the Merger.
6.No Limitation on Actions of Stockholder as Fiduciary. In the event Stockholder is a director, officer or other fiduciary of the Company, notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require Stockholder not to take any action, or in any way limit, any action that Stockholder may take, to discharge Stockholder’s rights, duties or obligations as a director, officer or other fiduciary of the Company.
7.No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and the Company shall not have the authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares to the extent such Shares are entitled to be voted, except as otherwise provided herein.
8.Lock-Up Agreement. As an inducement to the Company and Parent entering into the Merger Agreement, on or before the date hereof, the Stockholder shall enter into a lock-up agreement with Parent in substantially the form attached hereto as Exhibit B.
9.[Reserved].
10.Expenses. All fees and expenses incurred in connection this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.
11.Miscellaneous.
(a)Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement will be in writing and will be deemed properly delivered, given and received: (i) if delivered by hand, when delivered; (ii) if sent on a Business Day by email before 11:59 p.m. (recipient’s time), when successfully transmitted; (iii) if sent by email on a day other than a Business Day, or if sent by email after 11:59 p.m. (recipient’s time), on the Business Day following the date when successfully transmitted; (iv) if sent by registered, certified or first class mail, the third Business Day after being sent; and (v) if sent by overnight delivery via a national courier service, one Business Day after being sent, in each case to the address set forth beneath the name of such party below (or to such other address as such party shall have specified in a written notice given to the other parties hereto):

(i) if to the Company, to:

MedAvail, Inc.
6665 Millcreek Drive, Unit 1
Mississauga, ON L5N 5M4
Attn: Ed Kilroy
E-Mail: EKilroy@medavail.com
with copies (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati P.C.
650 Page Mill Road
Palo Alto, CA 94304-1050
Attention: Philip Oettinger
Email: poettinger@wsgr.com
and:
Wilson Sonsini Goodrich & Rosati P.C.
One Market Plaza
Spear Tower, Suite 3300
San Francisco, CA 94105-1126
Attention: Ethan Lutske
Email: elutske@wsgr.com

(ii) if to Stockholder, to the address set forth for Stockholder on the signature page hereof.
(b)Interpretation. When a reference is made in this Agreement to sections or exhibits, such reference shall be to a section of or an exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The phrases “the date of this Agreement,” “the date hereof,” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date first above written. Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, and (iii) the terms “hereof,” “herein,” “hereunder” and derivative or similar words refer to this entire Agreement.
(c)Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon any such violation of this Agreement, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Company at law or in equity and Stockholder hereby waives any and all defenses that could exist in his, her or its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.
(d)Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties hereto, which counterparts may be executed and delivered electronically; it being understood that all parties need not sign the same counterpart.
(e)Entire Agreement; Nonassignability; Parties in Interest; Death or Incapacity. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder or thereunder. Except as provided in Section 1(a), neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by Stockholder without the prior written consent of the Company, and any such assignment or delegation that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns (including any person to whom any Shares or New Shares are sold, transferred or assigned). All authority conferred herein shall survive the death or incapacity of an individual Stockholder and in the event of Stockholder’s death or incapacity, any obligation of Stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of Stockholder.
(f)Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
(g)Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative (but without duplication) with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.
(h)Governing Law.
(i) This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
(ii) Any action, suit or other Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement will be brought or otherwise commenced exclusively in the Court of Chancery of the State of Delaware or, if jurisdiction over the matter is vested exclusively in the federal courts, the United States District Court for the District of Delaware. Each party to this Agreement: (i) expressly and irrevocably consents and submits to the exclusive jurisdiction of such court (and each appellate court therefrom) in connection with any such action, suit or Legal Proceeding; (ii) agrees that such court will be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such action, suit or Legal Proceeding commenced in any such court, any claim that such party is not subject personally to the jurisdiction of such court, that such action, suit or Legal Proceeding has been brought in an inconvenient forum, that the venue of such action, suit or other Legal Proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(iii) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.
(h) Termination. This Agreement shall terminate and shall have no further force or effect from and after the Expiration Time, and thereafter there shall be no liability or obligation on the part of Stockholder, provided that if the Closing occurs, the provisions of Section 2 (Agreement to Vote Shares), Section 3 (Representations, Warranties, and Covenants of Stockholder), Section 4 (Confidentiality), Section 5 (Dissenters’ Rights), and this Section 11 (Miscellaneous) shall remain in full force and effect and survive any termination of this Agreement; provided, further, that no such termination shall relieve any party from liability for any willful breach of this Agreement prior to such termination.
(i) Amendment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against which the waiver is to be effective. Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right hereunder.
(j) Rules of Construction. The parties hereto agree that they have been (or have had the opportunity to be) represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.
(k) Additional Documents, Etc. Stockholder shall execute and deliver any additional documents necessary or desirable, in the reasonable opinion of the Company, to carry out the purpose and intent of this Agreement. Nothing herein shall limit or affect the Company’s rights in connection with the Merger Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

MEDAVAIL, INC.:
By:
Name:
Title:

STOCKHOLDER:

(Print Name of Stockholder)

(Signature)

(Print name and title if signing on behalf of an entity)

(Print Address)

(Print Address)

(Print Telephone Number)

Shares beneficially owned on the date hereof:

___________________ shares of Company Common Stock

___________________ shares of Company Series [●] Preferred

___________________ shares of Company Series [●] Preferred

___________________ Company Warrants

___________________ Company Options

___________________ Aggregate Outstanding Principal Amount under Company Convertible Notes

VOTING AGREEMENT
OF MEDAVAIL, INC.
SPOUSAL CONSENT
I ____________________, spouse of ____________________, having the legal capacity, power and authority to do so, hereby confirm that I have read and approve the foregoing the Voting Agreement (the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of [●] or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.
Date:  _____________________________________
Signature of Spouse: _____________________________________
Printed Name of Spouse: _____________________________________

EXHIBIT A
IRREVOCABLE PROXY
TO VOTE STOCK OF
MEDAVAIL, INC.
Solely in the event of any failure by the undersigned Stockholder (“Stockholder”) to act in accordance with its obligations as to voting or executing a written consent within five (5) business days such written consent is provided by Company or its representatives with respect to the matters contemplated by Section 2(a) of the Voting Agreement (as defined below), the Stockholder of MedAvail, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by applicable law and effective upon the occurrence of such failure) appoints the Chief Executive Officer of the Company, or any other designee of the Company, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to represent the undersigned and to vote at any annual, special or adjourned meeting of the stockholders of the Company or any class thereof (including by executing and delivering written consents pursuant to the Delaware General Corporation Law) and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned Stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies (other than this Irrevocable Proxy) given by the undersigned with respect to the subject matter contemplated by this Irrevocable Proxy are hereby revoked with respect to such subject matter and the undersigned agrees not to grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any Person (as defined in the Merger Agreement (as defined below)) to vote or give instructions with respect to such subject matter in any manner inconsistent with the terms of this Irrevocable Proxy until after the Expiration Time (as defined below).
Until the Expiration Time, this Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest sufficient in law to support an irrevocable proxy, is granted pursuant to that certain Voting Agreement dated as of even date herewith by and between the Company and the undersigned (the “Voting Agreement”), and is granted in consideration of the Company entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among MYOS RENS Technology, Inc. (“Parent”), Matrix Merger Sub, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company pursuant to which Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent. As used herein, the term “Expiration Time” shall mean the earliest occurrence of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date and time of the valid termination of the Merger Agreement in accordance with its terms, (iii) upon any Company Change in Recommendation and (D) such date and time as may be designated by Company in a written notice to Stockholder.
The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time following the time this proxy becomes effective in accordance with the first paragraph hereof and prior to the Expiration Time, to act as the undersigned’s attorney and proxy to represent the undersigned and vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including the power to execute and deliver written consents pursuant to the Delaware General Corporation Law), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting as follows: (i) in favor of the adoption of the Merger Agreement and the approval of the Merger (as defined in the Merger Agreement) and the other Transactions, and any other matter that is reasonably necessary to facilitate the consummation of the Merger and the other Transactions, (ii) against any Adverse Proposal (as defined in the Voting Agreement to which this Irrevocable Proxy is attached) and (iii) against any other matter that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the Transactions in any material respect.
The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned Stockholder may vote the Shares on all other matters in the Stockholder’s discretion.
The provision of this Irrevocable Proxy shall attach to the Shares, all authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
[Signature Page Follows]

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable. This Irrevocable Proxy may not be amended or otherwise modified without the prior written consent of the Company. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Time.
Dated: _______________________

STOCKHOLDER:

(Print Name of Stockholder)

(Signature)

(Print name and title if signing on behalf of an entity)

(Print Address)

(Print Address)

(Print Telephone Number)

Shares beneficially owned on the date hereof:

___________________ shares of Company Common Stock

___________________ shares of Company Series _ Preferred

___________________ shares of Company Series Preferred

___________________ Company Warrants

___________________ Company Options

___________________ Aggregate Outstanding Principal Amount under Company Convertible Notes

EXHIBIT B
FORM OF LOCK-UP AGREEMENT